Income Taxes, Note	12 Months Ended
Dec. 31, 2013
Notes
Income Taxes, Note

Note 4 - Income taxes

For the years ended December 31, 2013 and 2012, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded.  In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.  At December 31, 2013 and 2012, the Company had approximately $100,098 and $37,655 of federal and state net operating losses, respectively.  The net operating loss carry forwards, if not utilized, will begin to expire in 2031. The provision for income taxes consisted of the following components for the year ended December 31:

The components of the Company’s deferred tax asset are as follows:

	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carry forwards	34,033	12,803
Valuation allowance	(34,033)	(12,803)
Total deferred tax assets	$--	$--

The valuation allowance for deferred tax assets as of December 31, 2013 and 2012, was $34,033 and $12,803, respectively.  In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible.  Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.  As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2013 and 2012, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31:

2013 & 2012

Federal statutory tax rate	(34.0)%
Permanent difference and other	34.0%